UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2018
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(Exact name of registrant as specified in its charter)
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State of Delaware	1-4018	53-0257888
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3005 Highland Parkway
Downers Grove, Illinois		60515
(Address of principal executive offices)		(Zip Code)
(630) 541-1540
(Registrant’s telephone number, including area code)
 ______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On December 22, 2017, the Tax Reform Act was enacted, which reduced the U.S. corporate income tax rate from a maximum of 35% to a flat 21%, effective January 1, 2018.  As a result of this reduction, the Company revalued its ending net deferred tax liabilities as of December 31, 2017 and recognized a provisional tax benefit in the fourth quarter of 2017 of $172 million. The provisional tax benefit is subject to change due to, among other things, issuance of additional regulatory guidance, changes in interpretations and assumptions the Company has made, and actions the Company may take as a result of the Tax Reform Act. The provisional benefit will be finalized in the fourth quarter of 2018 consistent with SEC Staff Accounting Bulletin No. 118.

$53.2 million of the above provisional benefit recorded for the fourth quarter of 2017 was presented within earnings (loss) from discontinued operations in the unaudited pro forma consolidated financial information in the Form 8-K dated May 14, 2018 and in the unaudited financial information included in the Investor Supplement in the Form 8-K dated July 19, 2018. In accordance with ASC 740-10-45-15, this provisional benefit is being reclassified to provision (benefit) for income taxes related to continuing operations. This change has no impact to 2017 net earnings or 2017 adjusted earnings from continuing operations. This reclassification has no effect on our 2017 Form 10-K/A or our Form 10-Q filings.
The information in this Current Report on Form 8-K, including exhibits, is being furnished to the Securities and Exchange Commission (the “SEC”) and shall not be deemed to be incorporated by reference into any of the Company’s filings with the SEC under the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is furnished as part of this report:

99.1 Revised Fourth Quarter and Full Year 2017 Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	November 2, 2018	DOVER CORPORATION
(Registrant)

		By:	/s/ Ivonne M. Cabrera
Ivonne M. Cabrera
Senior Vice President, General Counsel & Secretary